Other Receivables Deposits and Other Assets - Schedule of Other Receivables Deposits and Other Assets (Details) ¥ in Thousands, $ in Thousands	Aug. 31, 2017 CNY (¥)	Aug. 31, 2017 USD ($)	Aug. 31, 2016 CNY (¥)
Other Receivables Net Current [Abstract]
Other receivables from third parties	¥ 358		¥ 4,346
Advances to employees	5,740		8,724
Deposits	7,714		5,090
Unamortized expense for housing subsidies - current	2,735		2,916
Others	13,988		8,272
Total	¥ 30,535	$ 4,634	¥ 29,348